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                                                                     EXHIBIT 4.2

                              [DDi Logo] Dynamic
                                         Details
                                         Incorporated
                                         "The global time to market solution"

               THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF
                      RIDGEFIELD, NJ AND NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                               CUSIP 233162 10 6
                     SEE REVERSE FOR CERTAIN DEFINITIONS

              FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON
                     STOCK, $0.01 PAR VALUE PER SHARE, OF

                                   DDi CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

  WITNESS the facsimile signatures of its duly authorized officers.

Dated:

      Bruce D. McMaster                             Joseph P. Gisch
       PRESIDENT & CEO                         CHIEF FINANCIAL OFFICER

                                   DDi CORP
                                   DELAWARE

                                     SEAL

                                     2000


COUNTERSIGNED AND REGISTERED:
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT AND REGISTRAR


                             AUTHORIZED SIGNATURE

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                                   DDi CORP.

  A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.
  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

TEN ENT = as tenants by the entireties

JT TEN = as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT-_________________Custodian__________________________
                      (Cust)                        (Minor)
                  under Uniform Gifts to Minors
                  Act__________________________________________________
                                      (State)

UNIF TRF MIN ACT-__________________ Custodian (until age__________)
                    (Cust)

                ____________________ under Uniform Transfers

                to Minors Act______________________________________
                                       (State)


 For value received,__________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER
      IDENTIFYING NUMBER OF ASSIGNEE
[______________________________________________]

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________, ____                    X____________________________


                                                  X____________________________

Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed


By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-16.